UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3M COMPANY

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

This notice is to inform you that the proxy materials for the 3M Annual Meeting of Stockholders are available on the Internet.  Follow the instructions below to view the proxy materials and vote online or request paper copies.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

3M CENTER

ST. PAUL, MN 55144-1000

Shareholder Meeting to be held on May 12, 2009

Proxy Materials Available

•                                          Notice and Proxy Statement

•                                          Annual Report to Stockholders

PROXY MATERIALS — VIEW ONLINE OR RECEIVE COPY

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. To request a copy, you must have the 12-Digit Control Number located on the following page. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12-Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by E-mail, please send a blank E-mail with the 12-Digit Control Number (located on the following page) in the subject line.

To facilitate timely delivery please make the request for a copy on or before April 28, 2009.

Meeting Information

Meeting Type: Annual Shareholder Meeting

Meeting Date: May 12, 2009

Meeting Time: 10:00 AM Central Time

For holders as of: March 13, 2009

Meeting Location:

St. Paul RiverCentre

175 W. Kellogg Blvd.

St. Paul, MN 55102

Meeting Directions:

From the East

Take 94 west to Kellogg Blvd/Mounds exit. Left on Kellogg and proceed about a mile. Just past Washington St., turn left into RiverCentre ramp.

From the West

Take 94 east to 5th St exit. Past 7th street, turn right onto Washington. Turn right again onto Kellogg, then left into RiverCentre ramp.

From the South

Take 35E north to Shepard Rd. exit. Turn right and follow Shepard to Chestnut St./Eagle Pkwy. Turn left, crossing RR tracks, then right at the light and veer left into RiverCentre ramp.

From the North

Take 35E south to University Ave. exit, go straight to Jackson St., then turn left and follow Jackson to Kellogg. Turn right onto Kellogg and proceed about one mile. Just past Washington, turn left into the RiverCentre ramp.

How To Vote

Vote By Internet

Go to WWW.PROXYVOTE.COM to vote online now and to read proxy materials online up until 10:59 P.M. Central Time on May 11, 2009. Have this notice and the 12-Digit Control Number in hand when you access the Web site and follow the instructions.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Vote By Phone Instructions to vote by phone will be included with printed and/or online proxy materials.

Vote By Mail You can vote by mail by requesting a paper copy of the materials as described on the front page, which will include a proxy card.

Vote In Person If you are a shareholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot.

PLEASE DO NOT VOTE THIS CARD

Voting Items

The Board of Directors recommends a vote “FOR” the election of each of the nominees for director, and “FOR” Proposal 2 and “AGAINST” Proposals 3 and 4.

1.                                       To elect ten members to the Board of Directors, each for a term of one year.

Nominees:

1a.                                 Linda G. Alvarado

1b.                                George W. Buckley

1c.                                 Vance D. Coffman

1d.                                Michael L. Eskew

1e.                                 W. James Farrell

1f.                                   Herbert L. Henkel

1g.                                Edward M. Liddy

1h.                                Robert S. Morrison

1i.                                    Aulana L. Peters

1j.                                    Robert J. Ulrich

2.                                       To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.

3.                                       Stockholder proposal on special meetings.

4.                                       Stockholder proposal on the vesting of stock options and awards.

This is for your information only. Do NOT mark and return this page. To vote these shares you may vote online or request proxy materials to receive a proxy card. THE CONTROL NUMBER IS LOCATED BELOW.